Exhibit 31.4
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002
I, Eric Bauer, certify that:
1.    I have reviewed this report on Form 10-K of Nuverra Environmental Solutions, Inc.
2.    Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: April 26, 2021

By:	/s/ Eric Bauer
Name:	Eric Bauer
Title:	Executive Vice President and Interim Chief Financial Officer (Principal Financial Officer)